UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 26, 2007

BALLY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Conditions.

On September 26, 2007, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) announcing the Company’s preliminary results for the fiscal year ended June 30, 2007 and provided financial guidance for the fiscal year ended June 30, 2008.  A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof announcing the Company’s preliminary results for the fiscal year ended June 30, 2007 are incorporated herein by reference.

Item 8.01                                             Other Events.

The Release also provided an update with respect to the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 (collectively, the “Filings”), certain adjustments that will be reflected in the Filings, and the effects of the delay in making the Filings under the Company’s lending agreement.  A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof in respect of the matters referenced in the preceding sentence are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)   Exhibits

99.1                                Press release issued by the Company, dated September 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Robert C. Caller
Robert C. Caller
Executive Vice President, Chief Financial Officer and Treasurer

Dated: September 27, 2007